Filed Pursuant to Rule 497(a)

Registration No. 333-278993

Rule 482ad

CARLYLE SECURED LENDING, INC. PRICES PUBLIC OFFERING OF $300 MILLION

6.750% UNSECURED NOTES DUE 2030

New York, New York October 10, 2024. Carlyle Secured Lending, Inc. (Nasdaq: CGBD) (the “Company”) today announced that it has priced an underwritten public offering of $300 million in aggregate principal amount of 6.750% unsecured notes due 2030 (the “Notes”). The Notes will mature on February 18, 2030 and may be redeemed in whole or in part at the Company’s option at the applicable redemption price. The offering is expected to close on October 18, 2024, subject to customary closing conditions.

The Company intends to use the net proceeds from this offering to repay the Company’s outstanding debt including the revolving credit facility, the Company’s 4.750% unsecured notes and 4.500% unsecured notes in the aggregate principal of approximately $190.0 million, each of which is scheduled to mature on December 31, 2024, and to fund new investment opportunities, and for other general corporate purposes.

J.P. Morgan, Barclays, BofA Securities, Morgan Stanley, Citigroup, Deutsche Bank Securities, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and R. Seelaus & Co., LLC are acting as joint book-running managers for this offering. ICBC Standard Bank, TCG Capital Markets L.L.C., B. Riley Securities, Keefe, Bruyette & Woods, A Stifel Company and Raymond James are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The pricing term sheet dated October 10, 2024, preliminary prospectus supplement, dated October 10, 2024, and the accompanying prospectus, dated April 29, 2024, each of which has been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain a description of these matters and other information about the Company and should be read carefully before investing.

The Company’s shelf registration statement is on file with the SEC and is effective. The offering is being made solely by means of a preliminary prospectus supplement and an accompanying prospectus, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; or Barclays Capital Inc., Attention: Syndicate Registration,

745 Seventh Avenue, New York, New York 10019, telephone: 1-888-603-5847; or BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322; or Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attn: Prospectus Department, or by calling 1-866-718-1649.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus, and this press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Carlyle Secured Lending, Inc.: Carlyle Secured Lending, Inc. is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our objective is to generate current income and capital appreciation by sourcing and providing senior secured debt investments to U.S. companies in the middle market that are generally backed by private equity sponsors. The Company is managed by Carlyle Global Credit Investment Management L.L.C., an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc (“Carlyle”). We derive significant benefit from our ability access and leverage Carlyle’s significant scale, vast resources and world-class talent.

About Carlyle: Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $435 billion of assets under management as of June 30, 2024, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 29 offices across four continents.

Forward-Looking Statements

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors,” “Supplementary Risk Factors” and “Special Note Regarding Forward-Looking Statements” in filings we make with the SEC, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investors:	Media:

Nishil Mehta	Kristen Greco Ashton
+1 (212) 813-4918 publicinvestor@carlylesecuredlending.com	+1 (212) 813-4763 kristen.ashton@carlyle.com

SOURCE: Carlyle Secured Lending, Inc.